Exhibit 99.1

Spirit Airlines Announces ISS and Glass Lewis Recommendations that Stockholders Vote FOR the Proposed Merger with JetBlue

Special Meeting of Spirit Stockholders to be Held on October 19, 2022

MIRAMAR, Fla., October 6, 2022 – Spirit Airlines, Inc. (“Spirit” or the “Company”) (NYSE: SAVE) today announced that leading independent proxy advisory firms Institutional Shareholder Services (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”) have recommended that Spirit stockholders vote FOR the merger agreement with JetBlue Airways Corporation (“JetBlue”) (NASDAQ: JBLU).

“We appreciate that both of the leading proxy advisory firms recognize the merger agreement with JetBlue is the best path forward for Spirit, creating significant value for our stockholders and enhancing our ability to grow and compete with the dominant U.S. carriers,” said Ted Christie, President and CEO of Spirit. “In its recommendation, ISS highlighted the significant financial protections for stockholders as well as the compelling cash premium. Glass Lewis acknowledged stockholders as of the record date of the meeting stand to receive an accelerated payment from JetBlue in the amount of $2.50 per Spirit share. We are continuing to progress on our path to completing the transaction and look forward to our special meeting of stockholders later this month.”

Spirit has scheduled the Special Meeting of Stockholders (the “Special Meeting”) to approve the proposed merger with JetBlue for Wednesday, October 19, 2022, at 9:00 a.m., Eastern Time. All stockholders of record as of the close of business on September 12, 2022, are entitled to vote at the Special Meeting.

About Spirit

Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before. Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean and are dedicated to giving back and improving those communities. Come save with us at spirit.com.

Forward Looking Statements

Certain statements in this press release, including statements concerning JetBlue, Spirit, the proposed transaction and other matters, contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent JetBlue management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to JetBlue and Spirit. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those listed in JetBlue’s and Spirit’s U.S. Securities and Exchange Commission (“SEC”) filings, matters of which JetBlue or Spirit may not be aware, the coronavirus pandemic including new and existing variants, the outbreak of any other disease or similar public health threat that affects travel demand or behavior, the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit or both of them to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise and the potential financial consequences thereof; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the proposed transaction; JetBlue’s ability to finance the proposed transaction and the indebtedness JetBlue expects to incur in connection with the proposed transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; failure to realize anticipated benefits of the combined operations; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; ongoing and increase in costs related to IT network security. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in JetBlue’s and Spirit’s SEC filings, including but not limited to, JetBlue’s and Spirit’s 2021 Annual Reports on Form 10-K and their Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. JetBlue’s and Spirit’s forward-looking statements included in this press release speak only as of the date the statements were written or recorded. JetBlue and Spirit undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise.

Additional Important Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between JetBlue and Spirit. In connection with the proposed transaction, Spirit has filed with the SEC a definitive proxy statement on September 12, 2022. JetBlue and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS

TO BE FILED BY JETBLUE OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JETBLUE, SPIRIT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the proxy statement and other documents filed with the SEC by JetBlue and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the proxy statement and other documents filed with the SEC by JetBlue and Spirit on JetBlue’s Investor Relations website at http://investor.jetblue.com and on Spirit’s Investor Relations website at https://ir.spirit.com.

Participants in the Solicitation

JetBlue and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding JetBlue’s directors and executive officers is contained in JetBlue’s definitive proxy statement, which was filed with the SEC on April 7, 2022, and in JetBlue’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s definitive proxy statement, which was filed with the SEC on March 30, 2022. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Spirit Investor inquiries:

DeAnne Gabel

(954) 447-7920

investorrelations@spirit.com

Okapi Partners LLC

Bruce Goldfarb/Jason Alexander

(212) 297-0720

info@okapipartners.com

Spirit Media inquiries:

Erik Hofmeyer

Media_Relations@spirit.com

or

FGS Global

Andrew Cole / Robin Weinberg / Emily Claffey / Columbia Clancy

(212) 687-8080

Spirit-SVC@sardverb.com